UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES

EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 5, 2005

PLANAR SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

OREGON	0-23018	93-0835396
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1195 NW Compton Drive

Beaverton, Oregon 97006

(503) 748-1100

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On August 5, 2005, Mr. Walter W. (“Bill”) Noce, Jr., was elected to the Planar Systems, Inc. (the “Company”) Board of Directors for a term expiring at the Company’s 2006 Annual Meeting of Shareholders. Mr. Noce was also elected to the Compensation Committee of the Board of Directors

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on August 10, 2005.

PLANAR SYSTEMS, INC. (Registrant)

By	/s/ Steve Buhaly
Steve Buhaly
Vice President, Chief Financial Officer and Chief Operating Officer